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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 31, 2006


                                CENVEO, INC.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


          COLORADO                      1-12551               84-1250533
   ------------------------           ------------         -------------------
   (State of Incorporation)           (Commission            (IRS Employer
                                      File Number)         Identification No.)
 ONE CANTERBURY GREEN
 201 BROAD STREET
 STAMFORD, CT                                                       06901
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (203) 595-3000

                               Not Applicable
        ------------------------------------------------------------
        Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On March 31, 2006, Cenveo, Inc. (the "Company") sold to Supremex Income Fund, a new open-ended trust formed under the laws of the Province of Quebec (the "Fund"), all of the shares of Supremex Inc., a subsidiary of the Company that is a leading manufacturer of a broad range of stock and custom envelopes and related products in Canada ("Supremex"), and certain assets relating to a division of the Company (the "Other Assets"). As consideration for the sale of the shares of Supremex and the Other Assets, the Company will receive proceeds of approximately US$190 million (net of estimated transaction expenses and subject to the finalization of the working capital adjustment) and retained approximately 36.5% of the Fund's outstanding units. The proceeds to Cenveo include approximately $70 million (depending on CDN$:US$ exchange rates) being held in escrow expected to be received 30 days from closing. In the event that the underwriters of the Fund's initial public offering of units (referred to below) exercise an over-allotment option granted to them by the Fund in full, then the Company will receive approximately US$20 million in additional cash (depending on CDN$:US$ exchange rates), and the Company's retained interest will be approximately 28.6% of the Fund's outstanding units. The over-allotment option must be exercised by the underwriters on or prior to April 28, 2006.

         The acquisition agreement contains representations and warranties by the Company and Cenveo Corporation, its wholly-owned subsidiary, regarding, among other things: the organization, existence and good standing of the Company and Cenveo Corporation; due authorization of the acquisition agreement and related documents by the Company and Cenveo Corporation; due execution and delivery of the acquisition agreement and related documents by the Company and Cenveo Corporation and enforceability of the acquisition agreement and related documents against the Company and Cenveo Corporation; ownership by Cenveo Corporation of the shares of Supremex; the organization, existence and good standing of Supremex and its subsidiaries; capitalization of Supremex and its subsidiaries; no conflicts; required authorizations; financial statements and undisclosed liabilities of Supremex and Cenveo Canada Leasing Company, Inc.; the business of Supremex and its subsidiaries since December 31, 2005; compliance by Supremex and its subsidiaries with applicable laws and litigation and injunctions relating to Supremex and its subsidiaries; material contracts of Supremex and its subsidiaries; employee benefit plans of Supremex and its subsidiaries; employment-related matters involving Supremex and its subsidiaries; tax matters relating to Supremex and its subsidiaries; permits of Supremex and its subsidiaries; real property of Supremex and its subsidiaries; title and condition of assets of Supremex and its subsidiaries; intellectual property of Supremex and its subsidiaries; insurance of Supremex and its subsidiaries; environmental matters relating to Supremex and its subsidiaries; affiliated party transactions involving Supremex and its subsidiaries; suppliers and customers of Supremex and its subsidiaries; sufficiency of assets of Supremex and its subsidiaries; absence of material acquisitions by Supremex and its subsidiaries; and relations of Supremex and its subsidiaries with their auditors.

         Subject to the limitations contained in the acquisition agreement, the Company and Cenveo Corporation agreed to indemnify the Fund for certain losses that are the direct result of: (1) the inaccuracy of any of the representations or warranties of the Company or Cenveo Corporation in the acquisition agreement; (2) the breach by the Company or Cenveo Corporation of any of their respective covenants or agreements in the acquisition agreement; (3) certain existing and potential inquiries by the Canadian Competition Bureau insofar as they relate to conduct that occurred prior to March 31, 2006; (4) certain environmental liabilities and costs; and (5) certain tax and other liabilities.

         In order to finance the acquisition of the shares of Supremex and the Other Assets and related transactions:

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         o        The Fund received approximately US$150 million in gross
                  proceeds by way of an initial public offering of its units in Canada. The units were sold pursuant to an underwriting agreement in which the Company agreed, among other things, to stand behind certain representations and warranties regarding the business of Supremex.

         o The Fund received approximately US$64 million in proceeds under a credit agreement with certain financial institutions.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Pro Forma Financial Information.

         The pro forma condensed consolidated balance sheet as of December 31, 2005, and pro forma condensed consolidated statement of operations for the year ended December 31, 2005, are furnished herewith as Exhibit 99.1 and are incorporated by reference herein.

         (c)      Exhibits.

Exhibit No.                Description
-----------                -----------

99.1 Pro forma condensed consolidated balance sheet as of December 31, 2005, and pro forma condensed consolidated statement of operations for the year ended December 31, 2005.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2006

                                        CENVEO, INC.


                                        By:      /s/ Sean S. Sullivan
                                           ----------------------------------
                                                 Sean S. Sullivan
                                                 Chief Financial Officer




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                                EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1 Pro forma condensed consolidated balance sheet as of December 31, 2005, and pro forma condensed consolidated statement of operations for the year ended December 31, 2005.




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